Q1 ’20 EARNINGS RESULTS

Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the effect of the COVID-19 pandemic on our business and growth prospects; market demand for ground lease capital; the Company’s ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important Note re COVID-19: Our first quarter operations occurred largely before the COVID-19 pandemic materially affected the US economy. Readers of this presentation are cautioned that our results for the first quarter may not be indicative of our results for the remainder of 2020. Similarly, our Ground Rent Coverage and UCA as of March 31, 2020 are likely to decline with respect to certain properties in future periods due to the impact of the pandemic, and any such decline may be material. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 when it is filed with the SEC for a more fulsome discussion of our first quarter results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Investor Relations Contact Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Jason Fooks 212.930.9400 investors@safeholdinc.com 2

FINANCIAL RESULTS 3

Q1 ‘20 Highlights Solid Strengthening the Market Growth Balance Sheet Outperformance $150m Equity Raised 84% 23% to $948M +31% Q1 ’20 Y/Y YTD Revenue Growth $259m Total Shareholder Long-Term Return (as of April 22, 2020) Debt Raised(1) (1) Includes $106m of debt raised subsequent to the end of the first quarter. 4

Earnings Results

	Q1 '20	Q1 '19	TTM (Q1 '20)	TTM (Q1 '19)
Revenue	$40.2m	$21.8m	$111.7m	$59.9m
Net Income *(Gross of NCI)*	$17.4m	$11.1m	$40.0m	$19.3m
W.A. Shares *(Diluted)*	48.2m	30.7m	39.7m	21.3m
Earnings per Share *(Diluted)*	$0.36	$0.36	$1.01	$0.91

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Strengthening the Balance Sheet $150m $259m New Equity Raised Long-Term Debt Raised(1) 3.2m shares issued at $46.88 ~190 bps accretive spread – 5.6% w.a. effective yield of collateral Bolstered liquidity and ability to invest – 3.7% w.a. effective interest rate(2) opportunistically 2.8% w.a. cash interest rate(2) Strong demand - upsized public offering 44% 35 years w.a. maturity Full-term interest only (1) Includes $106m of debt raised subsequent to the end of the first quarter. (2) W.A. effective interest rate represents the weighted average interest rate of mortgage debt in effect over the life of the mortgage debt and excludes the effect of debt 6 premium, discount and deferred financing costs. The weighted average cash interest rate is based on the first year interest rate.

Capital Structure

$1.2b
Total Equity

- $338m cash and revolver availability *(as of April 22, 2020)*
- ~$1.0b purchasing power *(assuming 2x leverage)*
- 1.4x debt / equity *(0.6x debt / equity mkt cap[1])*

$1.7b
Total Debt[2]

- ~150 bps accretive spread
  - 5.5% w.a. yield of portfolio
  - 4.0% w.a. effective interest rate[3]
- 3.1% w.a. cash interest rate[3]
- 31 years w.a. maturity

(1) Market cap calculated as of 4/22/20 with a share price of $52.61.
(2) Shown pro forma for the $106m financing closed subsequent to the end of the first quarter. Includes $0.2b of debt, which represents Safehold's pro-rata share of debt associated with non-consolidated joint ventures (equity method investments). Excludes the revolving credit facility, which had a $0.2b outstanding balance at March 31, 2020.
(3) W.A. effective interest rate represents the weighted average interest rate of mortgage debt in effect over the life of the mortgage debt and excludes the effect of debt premium, discount and deferred financing costs. The weighted average cash interest rate is based on the actual interest rates in effect at March 31, 2020.

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PORTFOLIO UPDATE 8

Portfolio Growth (Aggregate Gross Book Value) $2.8b $77m Q1 ’20 Investment Activity 8x Growth Since 5.8% w.a. effective yield IPO 3.7x w.a. rent coverage(1) $1.1b 36% w.a. GLTV $0.6b $0.3b IPO (6/22/2017) Q1 '18 Q1 '19 Q1' 20 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation. (1) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Please refer to the Glossary in the Appendix for more 9 information on these calculations.

Portfolio Breakdown (Current Portfolio Gross Book Value: $2,705m) Property Office Hotel Multifamily Other Type 63% 19% 17% 1% Geographic Breakdown Seattle 3.4% Minneapolis New Haven Portland 0.1% 0.1% 0.1% Milwaukee New York San Francisco 0.3% 46.3% 2.7% Salt Lake City 0.8% 1.4% Philadelphia Detroit 2.1% Colorado 11.8% Washington, D.C. Los Angeles 0.8% 6.1% Nashville Phoenix 1.0% 0.7% Raleigh-Durham 1.7% San Diego 1.9% 2.7% Dallas 1.3% Atlanta Austin 3.8% 7.3% Honolulu 1.0% Orlando San Antonio 0.7% Tampa 0.7% 0.5% Miami Sarasota 0.6% 10

Portfolio Metrics

(Current Portfolio Gross Book Value: $2,705m)

Credit Metrics[1]

W.A. Rent Coverage[2]	W.A. GLTV
4.1x	37%

Lease Term



>60 yrs
90%
Lease Term
Remaining
w/ Ext.
(W.A. 89 Years)
<20 yrs
8%
20-60 yrs
2%

Yield	Total Annualized GAAP Rent *(incl. % rent)* **$160.6m**	−	*Less:* Annualized Depreciation & Amortization[3] **$11.0m**	=	Net Amount **$149.6m**		Yield *(% of GBV)* **5.5%**
Cash Yield	Annualized Cash Base Rent **$90.9m**	+	*Add:* TTM Percentage Rent **$4.5m**	=	Annualized Cash Rent **$95.4m**		Cash Yield *(% of GBV)* **3.5%**

(1) Please see the "Important Note re COVID-19" in the front of this presentation for a statement about metrics this quarter.
(2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Please refer to the Glossary in the Appendix for more information on these calculations.
(3) Includes $1.4m of annualized amortization of right of use asset recorded as real estate expense. Includes our proportionate share of amortization from our equity method investment.

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Unrealized Capital Appreciation $5.0b Unrealized Capital Appreciation (UCA) is calculated as today’s estimated Combined 11x Property Value (CPV) less the Aggregate Cost Basis of SAFE’s portfolio. CBRE UCA Growth conducts independent appraisals of the CPV Since IPO of each property(1). The Company formed a wholly-owned subsidiary called “CARET” that is structured to track and capture Unrealized Capital Appreciation. Under a shareholder- approved plan, management has earned up $2.1b to 15% of UCA, subject to time-based vesting(2). $1.3b $0.4b IPO (6/22/2017) Q1 '18 Q1 '19 Q1 '20 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation. (1) SAFE relies in part on CBRE’s appraisals in calculating Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on April 23, 2020 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants’ rights. (2) See the Company’s 2019 proxy statement for additional information on the long-term incentive plan. 12

APPENDIX 13

Appendix Income Statements For the three months ended Mar 31, 2020 2019 Revenues: Operating lease income $20,780 $20,516 Interest income from sales-type leases 18,901 922 Other income 484 382 Total revenues $40,165 $21,820 Costs and expenses: Interest expense $15,148 $4,521 Real estate expense 798 812 Depreciation and amortization 2,348 2,343 General and administrative 5,253 2,982 Other expense 40 25 Total costs and expenses $23,587 $10,683 Income from operations before other items $16,578 $11,137 Earnings from equity method investments 818 - Net income $17,396 $11,137 Net (income) attributable to non-controlling interests (49) (4,518) Net income attributable to Safehold Inc. (1) and allocable to common shareholders $17,347 $6,619 Weighted avg. share count (basic) 48,228 18,296 Weighted avg. share count (diluted) 48,228 30,657 Earnings per share (basic & diluted) $0.36 $0.36 Note: Figures in thousands except for share amounts. 14

Appendix Balance Sheets March 31, 2020 December 31, 2019 Assets: Real estate: Real estate, at cost $687,902 $687,902 Less: accumulated depreciation (17,793) (16,286) Real estate, net $670,109 $671,616 Real estate-related intangibles, net 241,171 242,837 Total real estate, net and real estate-related intangible assets, net $911,280 $914,453 Net investment in sales-type leases 1,028,980 984,598 Ground Lease receivables, net 422,217 397,087 Equity investments in Ground Leases 128,123 127,524 Cash and cash equivalents 257,739 22,704 Restricted cash 42,009 24,078 Deferred operating lease income receivable 67,082 58,303 Deferred expenses and other assets, net 42,197 37,814 Total assets $2,899,627 $2,566,561 Liabilities: Accounts payable, accrued expenses, and other liabilities $68,821 $43,008 Real estate-related Intangible liabilities, net 57,172 57,333 Debt obligations, net 1,542,396 1,372,922 Total liabilities $1,668,389 $1,473,263 Equity: Safehold Inc. shareholders' equity: Common stock $510 $478 Additional paid-in capital 1,283,643 1,132,603 Retained earnings (deficit) 7,236 (2,146) Accumulated other comprehensive loss (61,779) (39,123) Total shareholders' equity $1,229,610 $1,091,812 Non-controlling interests $1,628 $1,486 Total equity $1,231,238 $1,093,298 Total liabilities and equity $2,899,627 $2,566,561 15 Note: $ in thousands.

Appendix Portfolio Reconciliation IPO (6/22/17) 3/31/18 3/31/19 3/31/20 Net investment in Sales-Type Leases - - $129 $1,029 Ground Lease receivables, net - - - $422 Pro-rata interest in Sales-Type Leases held as equity method investments - - - $342 Real estate, net (Operating Leases) $265 $451 $661 $670 Add: Accumulated depreciation 1 6 12 18 Add: Lease intangible assets, net 123 184 237 241 Add: Accumulated amortization 1 5 11 18 Add: Other assets - - 25 24 Less: Lease intangible liabilities, net (51) (58) (58) (57) Less: Non-controlling interest - (2) (2) (2) Gross Book Value $339 $585 $1,015 $2,705 Forward Commitments - 34 74 96 Aggregate Gross Book Value $339 $619 $1,089 $2,800 Less: Accruals to net investment in leases and ground lease receivables - - - (15) Aggregate Cost Basis $339 $619 $1,089 $2,785 Note: $ in millions. Figures in the reconciliation table may not foot due to rounding. 16

Appendix Glossary Represents Cost Basis plus forward commitments. For forward commitments, it represents the aggregate contractual purchase price to be paid Aggregate Cost Basis under the commitments. Represents the Current Portfolio plus forward commitments. For forward commitments, it represents the contractual purchase price to be paid Aggregate Gross Book Value under the commitments. Annualized Cash Rent Calculated as the annualized base Cash Rent for ground leases plus Percentage Rent. Represents ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type Cash Rent leases. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the Combined Property Value land at the property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management (CPV) estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include forward commitments. Effective Yield is computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and Effective Yield a residual equal to our cost of the land. Gross Book Value (GBV) Represents the historical purchase price of an asset plus accrued interest on sales type leases. Ground Lease-to-Value Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. (GLTV) Similar to the concept of the LTV metric used in the loan market. Interest Rate The all-in stated interest rate over the term of debt. Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the property and tenant Owned Residual Portfolio improvements at the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM percentage rent of ground lease assets. Property NOI Represents the net operating income of the building/Safehold’s ground lease tenant prior to paying ground lease rent. The ratio of Property NOI or estimated Property NOI to the Annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Rent Coverage Property NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ A ground lease originated and structured by Safehold. Ground Lease Total Annualized GAAP Rent Current quarter revenue from operating and sales type leases recognized by GAAP annualized. Underwritten Effective Yield The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value annual growth of 2%. Unrealized Capital Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation Appreciation represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. 17